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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 24, 2001

                           CONSOLIDATED GRAPHICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         TEXAS                         0-24068               76-0190827
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
      OF INCORPORATION)                                   IDENTIFICATION NO.)

                           5858 WESTHEIMER, SUITE 200
                              HOUSTON, TEXAS 77057
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 787-0977


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ITEM 5.  OTHER EVENTS

     On October 24, 2001, Consolidated Graphics, Inc. (the "Company") announced the results of its fiscal 2002 second quarter. A copy of the press release is attached hereto as Exhibit 99.1.

     The attached press release may contain forward-looking information. Readers are cautioned that such information involves known and unknown risks, uncertainties and other factors that could cause actual results to materially differ from the results, performance or other expectations implied by these forward looking statements.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBIT

     (A)  EXHIBIT

     The following exhibit is filed herewith:

          99.1 Press release of the Company dated October 24, 2001, related to the announcement of the Company's fiscal 2002 second quarter results.



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                                    SIGNATURE

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.



                                               CONSOLIDATED GRAPHICS, INC.
                                                       (Registrant)

                                              By: /s/  Wayne M. Rose
                                                       WAYNE M. ROSE
                                                   EXECUTIVE VICE PRESIDENT,
                                                    CHIEF FINANCIAL OFFICER
                                                        AND SECRETARY


Date:  October 24, 2001